Exhibit 10.2

NOTICE AND REAFFIRMATION OF INTERCREDITOR AGREEMENT

This NOTICE AND REAFFIRMATION OF INTERCREDITOR AGREEMENT (this “Agreement”) is entered into as of July 26, 2024, among BANK OF AMERICA, N.A. (“Bank of America”), as First Lien Representative for the Initial First Lien Claimholders (in such capacity and together with its permitted successors and assigns from time to time in such capacity, the “Initial First Lien Representative”), Bank of America, as collateral agent for the Initial First Lien Claimholders (in such capacity and together with its permitted successors and assigns from time to time in such capacity, the “Initial First Lien Collateral Agent”), REGIONS BANK (“Regions Bank”), not individually but solely in its capacity as trustee under the New Second Lien Indenture (as defined below), as Second Lien Representative for the Initial Second Lien Claimholders (as defined below after giving effect to this Agreement) (in such capacity and together with its permitted successors and assigns from time to time in such capacity, the “New Second Lien Representative” or “Initial Second Lien Representative”), Regions Bank, not in its individual capacity but solely as collateral agent under the New Second Lien Indenture, as collateral agent for the Initial Second Lien Claimholders (as defined below after giving effect to this Agreement) (in such capacity and together with its permitted successors and assigns from time to time in such capacity, the “New Second Lien Collateral Agent” or “Initial Second Lien Collateral Agent”), and the persons listed on the signature pages hereto as Grantors. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings assigned to such terms in the Intercreditor Agreement referred to below.

Recitals:

WHEREAS, Summit Midstream Holdings, LLC, a Delaware limited liability company (the “Company”), as borrower, the MLP Entity and certain subsidiaries of the Company, as guarantors, the lenders party thereto, the Initial First Lien Representative and the Initial First Lien Collateral Agent entered into that certain Loan and Security Agreement dated as of November 2, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Prior First Lien Loan Agreement”);

WHEREAS, the Company and Summit Midstream Finance Corp., a Delaware corporation (the “Co-Issuer”), as issuers, and the MLP Entity and certain subsidiaries of the Company, as guarantors, Regions Bank, as trustee (the “Prior Second Lien Representative”) and collateral agent (the “Prior Second Lien Collateral Agent”) entered into that certain Indenture dated as of November 2, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Prior Second Lien Indenture”);

WHEREAS, the Company, the other Grantors named therein, the Initial First Lien Representative, the Initial First Lien Collateral Agent, the Prior Second Lien Representative and the Prior Second Lien Collateral Agent entered into that certain Intercreditor Agreement dated as of November 2, 2021 (as amended, restated, supplemented or otherwise modified from time to time through the date hereof, including by this Agreement, the “Intercreditor Agreement”), establishing, among other things, the priorities of the security interests and liens in favor of the Prior First Lien Collateral Agent and the Prior Second Lien Collateral Agent on the Collateral of the Grantors.

WHEREAS, on the date hereof, the Prior First Lien Loan Agreement will be amended and restated pursuant to that certain Amended and Restated Loan and Security Agreement dated as of the date hereof (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Restated First Lien Loan Agreement”), by and among the Company, the MLP Entity and certain subsidiaries of the Company, as guarantors, the Initial First Lien Representative, the Initial First Lien Collateral Agent and the lenders from time to time party thereto.

WHEREAS, on the date hereof the Prior Second Lien Indenture will be refinanced by that certain Indenture dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “New Second Lien Indenture”), by and among the Company, as issuer, and the MLP Entity and certain subsidiaries of the Company, as guarantors, the New Second Lien Representative and the New Second Lien Collateral Agent.

WHEREAS, (a) (i) the indebtedness under the New Second Lien Indenture constitutes Additional Second Lien Debt, (ii) the “Note Obligations” (as defined in the New Second Lien Indenture) constitute Additional Second Lien Obligations, (iii) the New Second Lien Representative constitutes an Additional Second Lien Representative, (iv) the New Second Lien Collateral Agent constitutes an Additional Second Lien Collateral Agent, (v) the New Second Lien Representative, the New Second Lien Collateral Agent and the other holders of “Note Obligations” constitute Additional Second Lien Claimholders and (vi) the New Second Lien Indenture and the other “Note Documents” (as defined in the New Second Lien Indenture) constitute Additional Second Lien Debt Documents and (b) pursuant to Section 8.3(c) of the Intercreditor Agreement the Initial First Lien Representative, as the Designated First Lien Representative, desires to amend the Intercreditor Agreement to reflect the incurrence of such Additional Second Lien Debt and Additional Second Lien Obligations and to deem (i) such Additional Second Lien Debt to be the “Initial Second Lien Debt”, (ii) such Additional Second Lien Obligations to be the “Initial Second Lien Obligations”, (iii) such Additional Second Lien Representative to be the “Initial Second Lien Representative”, (iv) such Additional Second Lien Collateral Agent to be the “Initial Second Lien Collateral Agent”, (v) such Additional Second Lien Claimholders to be the “Initial Second Lien Claimholders” and (vi) such Additional Second Lien Debt Documents to be the “Initial Second Lien Debt Documents”.

WHEREAS, the Initial First Lien Representative and the Initial First Lien Collateral Agent have requested that the Initial Second Lien Representative and the Initial Second Lien Collateral Agent (each as referenced to in the prior WHEREAS clause) enter into this Agreement in order to confirm that (a) the Initial First Lien Representative and the Initial First Lien Collateral Agent have the rights contemplated by the Intercreditor Agreement for the Initial First Lien Representative (as defined in the Intercreditor Agreement as in effect prior to giving effect to this Agreement) and the Initial First Lien Collateral Agent (as defined in the Intercreditor Agreement as in effect prior to giving effect to this Agreement), as applicable, thereunder following the restatement of the Prior First Lien Loan Agreement with the Restated First Lien Loan Agreement, (b) the Discharge of First Lien Obligations and Discharge of Initial First Lien Obligations (each as defined in the Intercreditor Agreement as in effect prior to giving effect to this Agreement) have not occurred, and (c) the Intercreditor Agreement remains in effect.

WHEREAS, the Initial Second Lien Representative and the Initial Second Lien Collateral Agent have requested that the Initial First Lien Representative and the Initial First Lien Collateral Agent enter into this Agreement in order to confirm that (a) the Initial Second Lien Representative and the Initial Second Lien Collateral Agent have the rights contemplated by the Intercreditor Agreement for the Initial Second Lien Representative (as defined in the Intercreditor Agreement after giving effect to this Agreement) and the Initial Second Lien Collateral Agent (as defined in the Intercreditor Agreement after giving effect to this Agreement), as applicable, thereunder following the refinancing of the Prior Second Lien Indenture with the New Second Lien Indenture, (b) after giving effect to this Agreement, the Discharge of Second Lien Obligations and Discharge of Initial Second Lien Obligations (each as defined in the Intercreditor Agreement) have not occurred, and (c) the Intercreditor Agreement remains in effect.

NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Grantors hereby notify each of the Initial Second Lien Representative and the Initial Second Lien Collateral Agent that (a) the Initial First Lien Loan Agreement (as defined in the Intercreditor Agreement as in effect prior to giving effect to this Agreement) was restated on the date hereof by the Restated First Lien Loan Agreement as permitted by Section 5.3 of the Intercreditor Agreement and (b) the “Obligations” under and as defined in the Restated First Lien Loan Agreement are hereby designated as “First Lien Obligations” and “Initial First Lien Obligations” under the Intercreditor Agreement. The Grantors hereby certify to each of the Initial Second Lien Representative and the Initial Second Lien Collateral Agent that (i) attached hereto is a true and correct copy of the Restated First Lien Loan Agreement, (ii) the initial aggregate principal amount or commitments for aggregate principal amount that may be incurred under the Restated First Lien Loan Agreement is $600,000,000 and (iii) such obligations are permitted to be incurred and secured under the Second Lien Debt Documents.

2. The Grantors hereby notify each of the Initial First Lien Representative and the Initial First Lien Collateral Agent that (a) the Initial Second Lien Indenture (as defined in the Intercreditor Agreement as in effect prior to giving effect to this Agreement) was replaced on the date hereof by the New Second Lien Indenture in connection with a Refinancing (as defined in the Intercreditor Agreement) of the Initial Second Lien Indenture as permitted by Sections 5.3 and 8.7 of the Intercreditor Agreement and (b) the indebtedness under the New Second Lien Indenture constitutes Additional Second Lien Debt. Pursuant to Section 8.3(c) of the Intercreditor Agreement, the Initial First Lien Representative, as the Designated First Lien Representative, hereby confirms that the definitions of the Intercreditor Agreement are modified as follows: (i) the “Note Obligations” under and as defined in the New Second Lien Indenture are hereby designated as “Second Lien Obligations” and “Initial Second Lien Obligations” under the Intercreditor Agreement and that the holders of such Indebtedness are designated as the “Initial Second Lien Claimholders”, (ii) the Additional Second Lien Debt is designated as the “Initial Second Lien Debt”, (iii) the New Second Lien Collateral Agent is designated as the “Initial Second Lien Collateral Agent”, (iv) the New Second Lien Representative is designated as the “Initial Second Lien Representative”, and (v) the New Second Lien Indenture and the other “Note Documents” (as defined in the New Second Lien Indenture) are designated as the “Initial Second Lien Indenture” and the “Initial Second Lien Debt Documents”. The Grantors hereby certify to each of the Initial First Lien Representative and the Initial First Lien Collateral Agent that (i) attached hereto is a true and correct copy of the New Second Lien Indenture, (ii) the initial aggregate principal amount of the obligations that are permitted to be incurred under the New Second Lien Indenture is $575,000,000 and (iii) such obligations are permitted to be incurred and secured under the First Lien Loan Documents.

3. Each of the Initial First Lien Representative and the Initial First Lien Collateral Agent hereby agrees and confirms that it is a party to, and to the extent necessary hereby joins, the Intercreditor Agreement as the Initial First Lien Representative (as defined in the Intercreditor Agreement as in effect prior to giving effect to this Agreement) and the Initial First Lien Collateral Agent (as defined in the Intercreditor Agreement as in effect prior to giving effect to this Agreement), as applicable, and that it will continue to be bound by the Intercreditor Agreement as the Initial First Lien Representative (as defined in the Intercreditor Agreement as in effect prior to giving effect to this Agreement) and the Initial First Lien Collateral Agent (as defined in the Intercreditor Agreement as in effect prior to giving effect to this Agreement), as applicable, thereunder.

4. Each of the Initial Second Lien Representative and the Initial Second Lien Collateral Agent hereby agrees and confirms that it is a party to, and to the extent necessary hereby joins, the Intercreditor Agreement as the Initial Second Lien Representative (as defined in the Intercreditor Agreement after giving effect to this Agreement) and the Initial Second Lien Collateral Agent (as defined in the Intercreditor Agreement after giving effect to this Agreement), as applicable, and that it will continue to be bound by the Intercreditor Agreement as the Initial Second Lien Representative (as defined in the Intercreditor Agreement after giving effect to this Agreement) and the Initial Second Lien Collateral Agent (as defined in the Intercreditor Agreement after giving effect to this Agreement), as applicable, thereunder.

5. After giving effect to the restatement of the Prior First Lien Loan Agreement with the Restated First Lien Loan Agreement on the date hereof, (a) the Initial First Lien Obligations under and as defined in the Intercreditor Agreement shall include the “Obligations” (as defined in the Restated First Lien Loan Agreement), (b) the Discharge of First Lien Obligations and Discharge of Initial First Lien Obligations under the Intercreditor Agreement have not occurred, (c) the Initial First Lien Claimholders under and as defined in the Intercreditor Agreement shall include the Initial First Lien Representative, the Initial First Lien Collateral Agent and all of the other Secured Parties (as defined in the Restated First Lien Loan Agreement) and their respective successors and permitted assigns under the Restated First Lien Loan Agreement, (d) the Restated First Lien Loan Agreement shall be the Initial First Lien Loan Agreement under and for all purposes of the Intercreditor Agreement, and (e) the Initial First Lien Loan Documents under and as defined in the Intercreditor Agreement shall include the “Loan Documents” (as defined in the Restated First Lien Loan Agreement) and any other document or agreement entered into for the purpose of evidencing, governing, securing or perfecting such Initial First Lien Obligations.

6. After giving effect to (i) the refinancing of the Prior Second Lien Indenture with the New Second Lien Indenture on the date hereof and (ii) this Agreement, (a) the Initial Second Lien Obligations under and as defined in the Intercreditor Agreement shall include the “Note Obligations” (as defined in the New Second Lien Indenture), (b) the Discharge of Second Lien Obligations and Discharge of Initial Second Lien Obligations under the Intercreditor Agreement have not occurred, (c) the Initial Second Lien Claimholders under and as defined in the Intercreditor Agreement shall include the Initial Second Lien Representative, the Initial Second Lien Collateral Agent and any holder of Initial Second Lien Obligations and their respective successors and permitted assigns under the New Second Lien Indenture, (d) the New Second Lien Indenture shall be the Initial Second Lien Indenture under and for all purposes of the Intercreditor Agreement, (e) the Initial Second Lien Debt Documents under and as defined in the Intercreditor Agreement shall include the “Note Documents” (as defined in the New Second Lien Indenture) and any other document or agreement entered into for the purpose of evidencing, governing, securing or perfecting such Initial Second Lien Obligations, and (f) the New Second Lien Representative and New Second Lien Collateral Agent shall be the Initial Second Lien Representative and Initial Second Lien Collateral Agent, respectively, under and for all purposes of the Intercreditor Agreement.

7. The Intercreditor Agreement, as modified by this Agreement, shall remain in full force and effect. Without limiting the foregoing, (a) each of the Initial First Lien Representative and the Initial First Lien Collateral Agent, on behalf of itself and the Initial First Lien Claimholders represented by it, confirms that it is party to and remains bound by the Intercreditor Agreement, (b) each of the Initial Second Lien Representative and the Initial Second Lien Collateral Agent, on behalf of itself and the Initial Second Lien Claimholders (as defined above after giving effect to this Agreement) represented by it, confirms that it is party to and remains bound by the Intercreditor Agreement, (c) the Initial First Lien Collateral Agent’s security interests and liens under the Restated First Lien Loan Agreement and its related security instruments shall be entitled to the benefits and priorities of, and be subject to, the Intercreditor Agreement (including, without limitation, Section 2 thereof) and (d) the Initial Second Lien Collateral Agent’s security interests and liens under the New Second Lien Indenture and its related security instruments shall be entitled to the benefits and priorities of, and be subject to, the Intercreditor Agreement (including, without limitation, Section 2 thereof).

8. The parties hereto agree that this Agreement shall constitute any required Designation or Joinder required pursuant to Section 8.7(b) of the Intercreditor Agreement and hereby waive any requirement to deliver a separate Designation and/or Joinder.

9. The Restated First Lien Loan Agreement and the New Second Lien Indenture may require that Summit Midstream Corporation, a Delaware corporation (“New Parent”), become a guarantor following the date hereof. In such event, New Parent shall become a Grantor under and as defined in the Intercreditor Agreement.

10. For the avoidance of doubt, this Agreement satisfies all notice and delivery requirements under the Intercreditor Agreement, if any, required in connection with (i) the restatement of the Prior First Lien Loan Agreement by the Restated First Lien Loan Agreement and (ii) the refinancing of the Prior Second Lien Indenture with the New Second Lien Indenture.

11. The provisions of Sections 8.8, 8.9, 8.10, 8.11, 8.13, 8.15, 8.16 and 8.17 of the Intercreditor Agreement will apply with like effect to this Agreement.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives as of the date first written above.

BANK OF AMERICA, N.A.,
as Initial First Lien Representative and as Initial First Lien Collateral Agent

By:	/s/ Tanner J. Pump
Name:	Tanner J. Pump
Title:	Senior Vice President

Signature Page to

Reaffirmation to Intercreditor Agreement

REGIONS BANK,
as Initial Second Lien Representative

By:	/s/ Shawn Bednasek
Name :	Shawn Bednasek
Title:	Senior Vice President

REGIONS BANK,
as Initial Second Lien Collateral Agent

By:	/s/ Shawn Bednasek
Name:	Shawn Bednasek
Title:	Senior Vice President

Signature Page to

Reaffirmation to Intercreditor Agreement

Acknowledged and Agreed to by:

GRANTORS:

SUMMIT MIDSTREAM HOLDINGS, LLC

By:	/s/ William J. Mault
Name:	William J. Mault
Title:	Executive Vice President and Chief Financial Officer

SUMMIT MIDSTREAM PARTNERS, LP

By:	SUMMIT MIDSTREAM GP, LLC,
its general partner

By:	/s/ William J. Mault
Name:	William J. Mault
Title:	Executive Vice President and Chief Financial Officer

Signature Page to

Reaffirmation to Intercreditor Agreement

DFW MIDSTREAM SERVICES LLC
EPPING TRANSMISSION COMPANY, LLC
GRAND RIVER GATHERING, LLC
MEADOWLARK MIDSTREAM COMPANY, LLC
POLAR MIDSTREAM, LLC
RED ROCK GATHERING COMPANY, LLC
SUMMIT MIDSTREAM MARKETING, LLC SUMMIT MIDSTREAM NIOBRARA, LLC
SUMMIT MIDSTREAM PERMIAN II, LLC
SUMMIT DJ-O, LLC
SUMMIT DJ-O OPERATING, LLC
SUMMIT DJ-S, LLC
GRASSLANDS ENERGY MARKETING LLC

By:	/s/ William J. Mault
Name:	William J. Mault
Title:	Executive Vice President and Chief Financial Officer

SUMMIT MIDSTREAM OPCO, LP
By:	SUMMIT MIDSTREAM MARKETING, LLC,
its general partner

By:	/s/ William J. Mault
Name:	William J. Mault
Title:	Executive Vice President and Chief Financial Officer

Signature Page to

Reaffirmation to Intercreditor Agreement